MFS(R) VARIABLE INSURANCE TRUST:

                              NEW DISCOVERY SERIES

                      Supplement to the Current Prospectus

Effective immediately the Portfolio Managers section of the Prospectus is hereby restated as follows:

Portfolio Managers

The series is managed by a team of portfolio managers comprised of Thomas H. Wetherald and Camille H. Lee, each a Vice President of the adviser. Mr. Wetherald has been a portfolio manager of the series since July 2004 and has been employed in the investment management area of the adviser since 2002. Prior to joining MFS, Mr. Wetherald was a portfolio manager and research analyst at Manning & Napier Advisors, where he was employed from 1996 to 2002. Ms. Lee has been a portfolio manager of the series since July 2004 and has been employed in the MFS investment management area of the adviser since 2000.

As a member of the portfolio management team, Ms. Lee generally contributes to the day-to-day management of the series' portfolio through such means as advising as to portfolio construction, assessing portfolio risk, managing daily cash flows in accordance with portfolio holdings as well as advising as to making investment decisions during periods when other portfolio management team members are unavailable, but does not generally determine which securities to purchase or sell for the series. The degree to which Ms. Lee may perform these functions, and the nature of these functions, may change from time to time.

Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed on the back of the prospectus.



                The date of this Supplement is February 17, 2005.